UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)    February 4, 2003

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:    (303) 706-0800

Former name or former address, if changed since last report:    Not Applicable

NAVIGANT INTERNATIONAL, INC.

FORM 8-K

FEBRUARY 4, 2003

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1	Transcript of Investor Conference Call from February 4, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

On February 4, 2003, Navigant International, Inc. (“Navigant”), held its quarterly conference call with investors, and a transcript of this call is being filed herewith.

On the call, management may have made forward-looking statements, including statements about Navigant’s growth strategies and opportunities, the integration of prior or potential future acquisitions, and general industry or business trends or events. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the risk factors described in Navigant’s report on Form 8-K, dated January 21, 1999, and the risk factors detailed from time to time in Naviagnt’s SEC reports, including the reports on Forms 10-K and 10-Q. The forward-looking statements made herein are only as of the date of the call, and Navigant undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 5, 2003.

NAVIGANT INTERNATIONAL, INC. a Delaware corporation

By:	/s/ Robert C. Griffith
	Name:	Robert C. Griffith
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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